UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

MATCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34148	59-2712887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX 75231
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, on June 18, 2025, at the annual meeting of the stockholders (the “2025 Annual Meeting”) of Match Group, Inc. (hereinafter referred to as “Match Group” or the “Company”), the Company’s stockholders approved an amendment to the Match Group, Inc. 2024 Stock and Annual Incentive Plan (as amended, the “Amended and Restated 2024 Stock Plan”). The amendment increased the number of shares of common stock available for issuance under the Amended and Restated 2024 Stock Plan by 4,200,000 shares and extended the term of the Amended and Restated 2024 Stock Plan to the tenth anniversary of the 2025 Annual Meeting.
A summary of the terms of the Amended and Restated 2024 Stock Plan is set forth under Proposal 3 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”). That summary of the Amended and Restated 2024 Stock Plan is qualified in its entirety by reference to the Amended and Restated 2024 Stock Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
In addition, as previously announced, effective as of the 2025 Annual Meeting, the Board appointed Darrell Cavens to the Board. Effective as of June 18, 2025, Mr. Cavens has been appointed Chair of the Board’s Audit Committee.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the 2025 Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s certificate of incorporation (as amended and restated, the “Fifth Amended and Restated Certificate”), which had previously been approved by the Board of Directors of the Company (the “Board”), subject to stockholder approval, to declassify the Board over a three-year period. The Fifth Amended and Restated Certificate also eliminated certain inoperative provisions in the prior version of the Company’s certificate of incorporation. A summary of the material changes is set forth under Proposal 5 of the Proxy Statement. That summary of the Fifth Amended and Restated Certificate is qualified in its entirety by reference to the Fifth Amended and Restated Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Fifth Amended and Restated Certificate became effective upon filing with the Secretary of State of the State of Delaware on June 18, 2025.
Upon the effectiveness of the Fifth Amended and Restated Certificate, on June 18, 2025, the Board amended and restated the bylaws of the Company (as amended, the “Fifth Amended and Restated Bylaws”) to reflect corresponding changes relating to the Fifth Amended and Restated Certificate. The foregoing summary is qualified in its entirety by reference to the Fifth Amended and Restated Bylaws, which are filed herewith as Exhibit 3.2 and are incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 18, 2025, Match Group held its annual meeting of stockholders. Stockholders present in person or by proxy, representing 221,875,535 shares of Match Group common stock voted on the following matters:
1. Election of Directors—stockholders elected the following three directors of Match Group, each to hold office for a three-year term ending on the date of the annual meeting of Match Group's stockholders in 2028 or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from the Board of Directors of Match Group). Stockholders eligible to vote voted as follows:

	Number of Votes Cast in Favor	Number of Votes Withholding
Stephen Bailey	185,002,471	22,233,758
Melissa Brenner	188,016,021	19,220,208
Kelly Campbell	206,928,064	308,165
In addition to the votes cast and abstentions for each director nominee described above, there were 14,639,306 broker non-votes with respect to each director nominee.
2. The Say on Pay Proposal—stockholders approved, on an advisory basis, the compensation paid to Match Group’s named executive officers for the fiscal year ended December 31, 2024. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
200,504,359	6,588,079	143,791
In addition to the votes cast and abstentions described above, there were 14,639,306 broker non-votes with respect to the Say on Pay Proposal.
3. The Amended and Restated 2024 Stock and Incentive Plan—stockholders approved the Match Group, Inc. Amended and Restated 2024 Stock and Annual Incentive Plan. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
162,535,947	38,975,722	5,724,560
In addition to the votes cast and abstentions described above, there were 14,639,306 broker non-votes with respect to the Amended and Restated 2024 Stock and Incentive Plan.

4. The Auditor Ratification Proposal—stockholders ratified the appointment of Ernst & Young LLP as Match Group's independent registered public accounting firm for the 2025 fiscal year. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
212,965,574	8,831,888	78,073
5. The Management Declassification Proposal—stockholders approved an amendment to the Company's certificate of incorporation to declassify the Board. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
207,044,360	98,947	92,922
In addition to the votes cast and abstentions described above, there were 14,639,306 broker non-votes with respect to the Management Declassification Proposal.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Fifth Amended and Restated Certificate of Incorporation of Match Group, Inc.
3.2	Fifth Amended and Restated Bylaws of Match Group, Inc.
10.1	Match Group, Inc. Amended and Restated 2024 Stock and Annual Incentive Plan
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Sean Edgett
Sean Edgett
Chief Legal Officer and Secretary

Date: June 20, 2025